SECOND AMENDMENT TO CREDIT AGREEMENT

               SECOND AMENDMENT, dated as of June 30, 2000 (this "Amendment"), among HYDROCHEM HOLDING, INC., a Delaware corporation ("Holding"), HYDROCHEM INDUSTRIAL SERVICES, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              --------------------


               WHEREAS,   Holding,   the   Borrower,   the   Lenders   and   the
Administrative Agent are parties to a Credit Agreement, dated as of November 19, 1999 (as in effect on the date hereof, the "Credit Agreement"); and

               WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

               NOW THEREFORE, it is agreed:


I.      Amendments to Credit Agreement.
        ------------------------------

        1. Section 8.01(f)(A) is hereby amended by (i) deleting the word "and" first appearing in the tenth line thereof and inserting a comma in lieu thereof,
(ii) inserting the words "and 9.17, in each case" immediately after the word "inclusive," appearing in the same tenth line thereof, and (iii) deleting clause
(iii) thereof and inserting the following new clause (iii) in lieu thereof:

        "(iii) set forth a list of all Subsidiaries of the Borrower as of the end of such fiscal quarter or year, as the case may be, and an update to Annexes A through F of the Security Agreement and Annexes B through E of the Pledge Agreement as of the end of such fiscal quarter or year, as the case may be."

        2. Section 8.16(a) is hereby amended by deleting the words "Sections 9.08, 9.09, 9.10 and 9.11" each place such words appear therein and inserting the words "Sections 9.08, 9.09, 9.10, 9.11 and 9.17" in lieu thereof in each such place.

        3. Section 9.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and by inserting in lieu thereof the following new
Section 9.10:

               "9.10 Maximum Consolidated Leverage Ratio. Holding will not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter of Holding ending during any period set forth below to be greater than the ratio set forth opposite such period below:

               Period                                            Ratio
               ------                                            -----
               June 30, 2000 through and
               including December 31, 2000                       5.50:1.00

               January 1, 2001 through and
               including June 30, 2001                           5.25:1.00

               July 1, 2001 through and
               including December 31, 2001                       5.00:1.00

               January 1, 2002 through and
               including December 31, 2002                       4.50:1.00

               January 1, 2003 through and
               including December 31, 2003                       4.00:1.00

               Thereafter                                        3.50:1.00".

        4. Section 9 of the Credit Agreement is hereby further amended by inserting following new Section 9.17 at the end thereof:

               "9.17 Maximum Consolidated Senior Leverage Ratio. Holding will not permit the Consolidated Senior Leverage Ratio as of the last day of any fiscal quarter of Holding ending during any period set forth below to be greater than the ratio set forth opposite such period below:

               Period                                            Ratio
               ------                                            -----
               June 30, 2000 through and
               including June 30, 2001                           2.25:1.00

               Thereafter                                        2.00:1.00"

        5. Section 11.01 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Commitment Commission Percentage" and "Applicable Margin" appearing therein and inserting in lieu thereof the following new definition thereof:

               "Applicable Commitment Commission Percentage" and "Applicable Margin" shall mean from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective column below and opposite the respective Level (i.e., Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown on the respective officer's certificate delivered pursuant to Section 8.01(f)(A) or the first proviso below):

                                   Applicable                         Applicable
                                   Margin for    Applicable Margin    Commitment
               Consolidated        Base Rate            for           Commission
       Level   Leverage Ratio      Loans         Eurodollar Loans     Percentage
       -----   --------------      -----         ----------------     ----------
         1     Less than or equal
               to 2.50:1.00            0.50%        1.75%               0.300%
         2     Greater than
               2.50:1.00 but less
               than or equal to        0.75%        2.00%               0.375%
               3.00:1.00

         3     Greater than
               3.00:1.00 but less
               than or equal to        1.00%        2.25%               0.375%
               3.50:1.00

         4     Greater than
               3.50:1.00 but less
               than or equal to        1.25%        2.50%               0.500%
               4.00:1.00

         5     Greater than
               4.00:1.00 but less
               than or equal to        1.75%        3.00%               0.500%
               5:00:1:00
         6     Greater than            2.25%        3.50%               0.500%
               5.00:1.00

        ; provided, however, that if Holding fails to deliver the financial statements required to be delivered pursuant to Section 8.01(b) or (c) (accompanied by the officer's certificate required to be delivered pursuant to Section 8.01(f)(A) showing the applicable Consolidated Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 6 pricing shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a level which is less than Level 6 (it being understood that, in the case of any late delivery of the financial statements and officer's certificate as so required, any reduction in the Applicable Commitment

        Commission Percentage and in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer's certificate); provided further, that Level 6 pricing shall apply at any time when any Default or Event of Default is in existence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, (i) for periods prior to the Second Amendment Effective Date, the Applicable Commitment Commission Percentage and the Applicable Margin shall be determined as provided in this Agreement prior to giving effect to the Second Amendment and (ii) Level 5 pricing shall apply for the period from the Second Amendment Effective Date to but not including the date which is the first Start Date after Holding's fiscal quarter ending on June 30, 2000."

        6. Section 11.01 of the Credit Agreement is hereby further amended by inserting in the proper alphabetical order the following new defined terms:

               "Consolidated Senior Leverage Ratio" shall mean, at any time, the ratio of Consolidated Indebtedness at such time (but excluding from the calculation thereof the aggregate outstanding principal amount of all Senior Subordinated Notes and Seller Subordinated Notes at such time) to Consolidated EBITDA for the Test Period then most recently ended.

               "Second Amendment" shall mean the Second Amendment, dated as of June 30, 2000, to this Agreement.

               "Second Amendment Effective Date" shall have the meaning provided in the Second Amendment.

        7. Section 13.07 of the Credit Agreement is hereby amended by inserting the words "and Section 9.17," immediately after the word "inclusive," appearing in the eighth line thereof.

        8. Section 13.18 of the Credit Agreement is hereby deleted in its entirety.


II.     Miscellaneous.
        -------------

        1. In order to induce the Lenders to enter into this Amendment, each of Holding and the Borrower hereby represents and warrants that (i) all representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date and as of August 4, 2000 (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date and as of August 4, 2000, in each case after giving effect to this Amendment.

        2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5. This Amendment shall be effective as of June 30, 2000 (the "Second Amendment Effective Date") provided that on or before August 4, 2000 each of Holding, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at the Notice Office. This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

        6. To induce the Lenders to enter into this Amendment, the Borrower hereby agrees to pay to the Administrative Agent (for the account of each Lender which has approved this Amendment on or before 5:00 p.m. (New York time) on August 4, 2000) an amendment fee equal to 0.20% of the sum of each such Lender's Revolving Loan Commitment and outstanding Term Loans as of the August 4, 2000, which fee shall be payable on August 7, 2000.

        7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                              HYDROCHEM HOLDING, INC.



                                             By:/s/ Selby F. Little, III
                                                ---------------------------
                                                Name: Selby F. Little, III
                                                Title:Executive Vice President &
                                                      Chief Financial Officer




                                        HYDROCHEM INDUSTRIAL SERVICES, INC.



                                             By:/s/ Selby F. Little, III
                                                --------------------------
                                                Name: Selby F. Little, III
                                                Title:Executive Vice President &
                                                      Chief Financial Officer

                                        BANK OF AMERICA, N.A.,
                                        Individually and as Administrative Agent

                                             By:/s/ John J. O'Neill
                                                ----------------------
                                                 Name: John J. O'Neill
                                                 Title: Managing Director

                                        BANK AUSTRIA CREDITANSTALT
                                          CORPORATE FINANCE, INC.



                                             By:/s/ Gary W. Andresen
                                                -----------------------
                                                 Name: Gary W. Andresen
                                                 Title: Assistant Vice President


                                             By:/s/ Scott Kray
                                                --------------------
                                                 Name: Scott Kray
                                                 Title: Executive Vice President

                                        NATIONAL CITY BANK OF KENTUCKY



                                             By:/s/ Scott Brewer
                                                ------------------
                                                 Name: Scott Brewer
                                                 Title: Vice President

                                        NATEXIS BANQUE - BFCE

                                             By:/s/ Daniel Payer
                                                -------------------
                                                 Name: Daniel Payer
                                                 Title: Assistant Vice President


                                             By:/s/ Louis P. Laville, III
                                                ----------------------------
                                                 Name: Louis P. Laville, III
                                                 Title: Vice President and
                                                        Group Manager

                                        SOUTHWEST BANK OF TEXAS, N.A.



                                             By:/s/ Joe Argue
                                                ----------------
                                                 Name: Joe Argue
                                                 Title: Executive Vice President


                                             By:/s/ Randall Walker
                                                 Name: Randall Walker
                                                 Title: Vice President

                                        WELLS FARGO BANK (TEXAS),
                                          NATIONAL ASSOCIATION



                                             By:/s/ Linda Masera
                                                -------------------
                                                 Name: Linda Masera
                                                 Title: Vice President